Southwest Bancorp, Inc.

INVESTOR PRESENTATION

May 2014

Forward Looking Statements

We make forward-looking statements in this presentation that are subject to risks and uncertainties. We intend these statements to be covered by the safe harbor provision for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

These forward-looking statements include:

- Statements of Southwest's goals, intentions, and expectations;
- Estimates of risks and of future costs and benefits;
- Expectations regarding our future financial performance and the financial performance of our operating segments;
- Expectations regarding regulatory actions;
- Expectations regarding our ability to utilize tax loss benefits;
- Assessments of loan quality, probable loan losses, and the amount and timing of loan payoffs;
- Estimates of the value of assets held for sale or available for sale; and
- Statements of our ability to achieve financial and other goals.

These forward-looking statements are subject to significant uncertainties because they are based upon: the amount and timing of future changes in interest rates, market behavior, and other economic conditions; future laws, regulations, and accounting principles; changes in regulatory standards and examination policies, and a variety of other matters. These other matters include, among other things, the direct and indirect effects of economic conditions on interest rates, credit quality, loan demand, liquidity, and monetary and supervisory policies of banking regulators. Because of these uncertainties, the actual future results may be materially different from the results indicated by these forward-looking statements. In addition, Southwest's past growth and performance do not necessarily indicate our future results. For other factors, risks, and uncertainties that could cause actual results to differ materially from estimates and projections contained in forward-looking statements, please read the "Risk Factors" contained in Southwest's reports to the Securities and Exchange Commission. We do not intend, or undertake no obligation, to update or revise any forward-looking statements contained in this presentation, whether as a result of differences in actual results, changes in assumptions, or changes in other factors affecting said statements, except as required by law.

Southwest Bancorp, Inc.

- A regional community banking franchise with $2.0 billion in assets, $1.6 billion in deposits, and $264.6 million in common equity at March 31, 2014
- Banking subsidiary established in 1894
- IPO in 1993; Trades on NASDAQ under the symbol "OKSB"
- Bank holding company for Bank SNB, National Association (formerly Stillwater National Bank *and* Bank of Kansas, merged and renamed on Nov. 15, 2013)
- Healthcare and commercial lending niche provider with proven business models
- 24 full service banking offices:
  - Oklahoma, 12
    - $755 million in loans
    - $1,110 million in deposits
  - Texas, 5
    - $372 million in loans
    - $229 million in deposits
  - Kansas, 7*
    - $170 million in loans
    - $247 million in deposits



*Three of our Kansas branches are scheduled to be sold in the 2nd Quarter 2014.

An Experienced Management Team

	Age	Years in Banking Industry	Years with OKSB	Prior Experience
Mark W. Funke President & Chief Executive Officer	58	30 years	1 ½ years	Mark W. Funke was appointed as President and Chief Executive Officer of Southwest Bancorp, Inc. in October 2012. Mr. Funke is actively engaged in banking in the region and in national banking affairs. Previously he served for 28 years with Bank of Oklahoma, a subsidiary of BOK Financial Corporation, where he served as market president from 1997 until his resignation on September 4, 2012. He is involved with several non-profits in the community and currently serves on the American Bankers Association Government Relations Council.
Joe T. Shockley, Jr. Executive Vice President & Chief Financial Officer	62	34 years	1 ½ years	Joe T. Shockley, Jr. has served as Southwest Bancorp, Inc.'s Executive Vice President and Chief Financial Officer since December 2012. Prior to joining the Company, Mr. Shockley served as the Executive Vice President and Chief Financial Officer of BancFirst Corporation and as Corporate Secretary and a Member of the Board of Directors of BancFirst from 1996 until his resignation in November 2012. He also worked at Boatmen's First National Bank of Oklahoma, serving as a financial Executive from 1980 to 1996. He served as Manager-Banking of Billups, Arnn & Mascho, CPAs from 1976 to 1980 and as Senior Auditor of Arthur Andersen & Co. from 1973 through 1976. Mr. Shockley is a Certified Public Accountant.
Rusty LaForge Executive Vice President & General Counsel	39	12 years	2 years	Rusty LaForge has served as Southwest Bancorp, Inc.'s Executive Vice President and General Counsel since April 2012. He most recently was an attorney with McAfee & Taft A Professional Corporation, serving as the practice group leader for the firm's Banking and Financial Institutions practice group, where he concentrated on regulatory and transactional matters affecting banks, bank holding companies, and other financial firms. His career experience includes service as director of investor relations for Guaranty Financial Group and Guaranty Bank, Austin, Texas from May 2007 to August 2009, and as an attorney in the financial services section of the Bracewell & Giuliani LLP law firm. Mr. LaForge is also a Certified Public Accountant.
Brent Bates Executive Vice President & Chief Credit Officer	39	16 years	2 ½ years	Brent Bates has served as Southwest Bancorp, Inc.'s Executive Vice President and Chief Credit Officer since March 2012. He previously served as Senior Vice President and Senior Credit Officer of Bank SNB, National Association. From 2003 until joining us in September 2011, Mr. Bates held various credit-related positions at Arvest Bank, Oklahoma City, OK, including Vice President and Manager of Commercial Credit Analysis, Commercial Workout Officer, and Senior Loan Review Officer. He also served nearly five years as a safety and soundness bank examiner for the Federal Reserve Bank of Kansas City, as well as the Texas Department of Banking.

An Experienced Management Team

	Age	Years in Banking Industry	Years with OKSB	Prior Experience
John Danielson Executive Vice President & Chief Banking Officer	55	28 years	8 years	John Danielson has served as Southwest Bancorp Inc.'s Executive Vice President and Chief Banking Officer since July 2011. He previously served as President of Bank SNB, where he oversaw two full-service branch locations and grew lending relationships in the San Antonio market. Prior to joining the Company, Mr. Danielson held various positions with operations in South Texas, including Senior Vice President and regional manager for Compass Bank and Bank of America. His financial experience has been focused on commercial and business banking, commercial real estate, and healthcare and private banking.
Priscilla J. Barnes Sr. Executive Vice President& Chief Operation Officer	57	33 years	9 years	Priscilla J. Barnes has served as Southwest Bancorp, Inc.'s Senior Executive Vice President and Chief Operating Officer since March 2012. Ms. Barnes previously served as Executive Vice President and Chief Credit Officer for the Company and Bank SNB beginning in July 2011, and Executive Vice President, Regulatory Risk Management. Ms. Barnes joined Bank SNB in 2005. She has 33 years of banking experience, including service as a banker, bank director, and federal banking regulator.
James D. Bygland Executive Vice President & Chief Information Officer	52	15 years	10 months	James D. Bygland recently joined our company as Executive Vice President and Chief Information Officer on July 11th. Mr. Bygland brings a successful and diverse background to our company. A graduate of the University of Nebraska, he has previously worked for major IT and/or banking providers such as ITI, Fiserv, and Sheshunoff. Additionally, he has spent the last 15 years as the CIO of West Coast Bancorp, Salem, Oregon.
Gregg S. Jaynes Executive Vice President & Chief Human Resources Officer	51	29 years	1 month	Gregg S. Jaynes recently joined our company as Executive Vice President and Chief Human Resources Officer in April 2014. Prior to joining the Company, Mr. Jaynes served as the CHRO of F&M Bancorporation for 3 years and spent 16 years as a Senior Vice President of Human Resources at BOK Financial. Mr. Jaynes has 29 years of banking experience and is a Certified Compensation Professional.

Transitioning Through the Cycle



Origination
Remediation
Liquidate
Repositioning
Shareholder Value Through Growth and Discipline
Stock Price
$25.00
$20.00
$15.00
$10.00
$5.00
$-
$210,000
$180,000
$150,000
$120,000
$90,000
$60,000
$30,000
$0
NPAs ($000s)
12/31/07
3/31/08
6/30/08
9/30/08
12/31/08
3/31/09
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10
9/30/10
12/31/10
3/31/11
6/30/11
9/30/11
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/27/08: $34.5M TruPS offering
12/5/08: Received $70M TARP
4/27/10: $57.5M
7/25/11: Announced deferral of TruPS & CPP dividends
12/14/11: Bulk Asset Sale
7/10/12: Paid deferred TruPS dividends
Significant Hires: 9/5/12 - CEO Mark Funke 11/16/12 - CFO Joe Shockley
8/8/12: Redeemed $70M TARP
9/16/13: Redeemed $34.5M TruPS
11/15/13: Charter consolidation & rebranding of bank subsidiary
NPAs
Price

Nonperforming assets defined as nonaccrual loans, restructured loans, loans past due 90 days or more and still accruing, and other real estate owned.

2013 Financial Highlights

- Net income available to shareholders of $17.4 million, up from $12.4 million at the end of 2012.
- Return on average common equity of 6.9%, up from 5.14% in 2012.
- Return on average assets of 0.86%, up from 0.72% in December 2012.
- Achieved a 51.5% reduction in non-covered nonperforming loans to $18.6 million.
- Non-performing assets to portfolio loans and other real estate improved to 1.53%, from 3.73% at year-end 2012.
- Non-covered other real estate owned was reduced by $10.8 million to only $560 thousand at year-end 2013.

2013 Financial Highlights

- Loan loss recoveries totaled $7.2 million for the year with net charge-offs of only $2.8 million, or 0.22% of portfolio loans.
- The allowance for loan loss reserve to non-covered portfolio loans was appropriately strong at 2.93% and 196.7% of non-performing loans.
- Tier 1 capital was $292.0 million, resulting in a Tier 1 risk-based capital ratio of 20.28%.

2013 Strategic Events

- In May, we repurchased warrants issued as part of the TARP Capital Purchase program.
- In September, we redeemed all of the 10.5% OKSBP Trust Preferred securities ($34.5 million).
- In November, we consolidated our two bank charters.
- In December, we initiated an intensive efficiency process review project.
- We rebranded our banking franchise as Bank SNB across our three-state footprint.

2014 Strategic Events

- In January 2014, we announced agreements to sell three of our branch locations in Kansas.
- In January, we announced new leadership for our Consumer and Mortgage Division.
- In February 2014, we reinstated payment of common dividends to shareholders.
- In May, we will pay our second quarterly dividend to common shareholders.

New Talent Added

- Nearly 40 new bank officers were recruited during 2013 and through the first quarter of 2014, including these key positions:
  - Chief Information Officer
  - Chief Human Resources Officer
  - Controller
  - Loan Review Manager
  - Loan Operations Manager
  - Treasurer
  - Two Energy Lenders (new business line)
  - OKC Commercial Banking Manager
  - New Market Leadership in Dallas and San Antonio

FINANCIAL RESULTS
2013 & FIRST QUARTER 2014

First Quarter 2014 Highlights

- Net income of $3.7 million, or $0.19 per diluted share
  - Pre-tax, pre-provision income of $4.9 million
- Loan portfolio is showing signs of growth and pipeline continues to improve
  - Noncovered loans increased $50.6 million during the quarter
- Continued stabilization of credit quality indicators
  - NPLs reduced $3.6 million, or 19%
  - NPAs decreased $1.6 million, or 8%
  - Potential Problem Loans decreased by $7.9 million, or 8%,
  - Negative provision for credit losses of $1.0 million
  - Loss reserve is at 2.69% of loans
  - Annualized NCOs for the quarter equal to 0.24% of average loans
  - Loan principal recoveries of $2.6 million

Nonperforming assets defined as nonaccrual loans, restructured loans, loans past due 90 days or more and still accruing, and other real estate owned.
Note: Loan & OREO information excludes covered assets.

First Quarter 2014 Highlights (cont.)

- Continue to add new talented people to the organization
- Capital ratios remain strong and above minimum well-capitalized standards
- Announced a $0.04 per share common dividend payable in May 2014

Note: Loan and OREO information excludes covered assets.

Financial Highlights

($ in thousands, except per share)	FY 2011	FY 2012	FY 2013	2014 FQ1
Net Income	$ (68,295)	$ 16,187	$ 17,435	$ 3,691
Earnings Per Share	$ (3.73)	$ 0.64	$ 0.89	$ 0.19
Tangible Book Value Per Share	$ 11.93	$ 12.54	$ 13.07	$ 13.31
ROAA	(2.54)%	0.72%	0.86%	0.75%
ROAE	(18.33)%	5.71%	6.90%	5.68%
Reserves/Portfolio Loans	2.59%	3.47%	2.89%	2.66%
Reserves/NPLs	218.0%	102.1%	184.5%	217.1%

Balance Sheet Profile

($ in thousands)	FY 2011	FY 2012	FY 2013	2014 FQ1
Total Assets	$ 2,377,276	$ 2,122,255	$ 1,981,423	$ 2,012,053
Total Gross Loans	$ 1,763,488	$ 1,378,735	$ 1,270,903	$ 1,320,122
Total Deposits	$ 1,921,382	$ 1,709,578	$ 1,584,086	$ 1,605,906
Total Equity	$ 301,589	$ 246,056	$ 259,187	$ 264,586

Note: Total gross loans include covered loans.

Improved Risk Profile…



($000s)
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
6%
5%
4%
3%
2%
1%
0%
2009
2010
2011
2012
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
NPAs
Potential Problem Loans
NPAs/Assets

Nonperforming assets defined as nonaccrual loans, loans past due 90 days or more and still accruing, and other real estate owned.

Note: Loan & OREO information excludes covered assets.

Loan Portfolio

$1.3 Billion Total Loans (3/31/14)

Loans by Type



Healthcare Commercial & Industrial $106 8%
Owner Occupied CRE $84 7%
Owner Occupied Healthcare CRE $265 20%
Non-Owner Occupied CRE $407 31%
Consumer/ Student Loans $30 2%
Residential Real Estate $89 7%
Construction & Development $166 13%
Commercial & Industrial $159 12%

Loans by Segment



Other $23 2%
Kansas $156 12%
Oklahoma $755 58%
Texas $372 28%

Dollars in millions, unless otherwise noted.
Note: Loan information excludes covered loans.

Total Loans by Segment



$1,609.6
$144.2
$38.8
$616.5
$810.2
$1,522.7
$158.6
$24.0
$588.4
$751.8
$1,463.9
$164.1
$34.7
$560.2
$704.9
$1,353.0
$148.7
$31.7
$520.5
$652.1
$1,303.6
$171.8
$7.3
$495.8
$628.7
$1,296.4
$188.5
$7.2
$444.3
$656.4
$1,287.5
$187.8
$3.6
$414.4
$681.7
$1,254.5
$182.6
$23.2
$366.7
$682.0
$1,305.1
$155.7
$22.7
$372.0
$754.7
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/2013
9/30/2013
12/31/2013
3/31/2014
Oklahoma
Texas
Kansas
Mortgage Banking

Dollars in millions.
Note: Loan information excludes covered loans.

Net Interest Margin



3.82%
3.71%
3.59%
3.41%
3.16%
3.07%
3.11%
3.42%
3.33%
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/2013
3/31/2014

Nonperforming Loans by Type

3/31/2013
$32.4 million


Owner Occupied CRE
$1.1
3%
Non-Owner Occupied CRE
$10.5
33%
Healthcare Commercial & Industrial
$16.1
50%
Construction & Development
$3.2
10%
Residential Real Estate
$0.7
2%
Commercial & Industrial
$0.7
2%

3/31/2014
$15.1 million


Owner Occupied CRE
$1.4
9%
Healthcare Commercial & Industrial
$5.8
38%
Non-Owner Occupied CRE
$5.1
34%
Commercial & Industrial
$2.2
15%
Construction & Development
$0.1
1%
Residential Real Estate
$0.4
3%

Dollars in millions.
Nonperforming loans include non-accruals and 90 days past due loans.
Note: Loan information excludes covered loans.

Nonperforming Loans

$15.1 million (3/31/14)

Loans by Physical Location


Other
$1.3
9%
Texas
$0.4
2%
Kansas
$1.1
8%
Arizona
$5.4
36%
Oklahoma
$6.8
45%

Dollars in millions.
Nonperforming loans include non-accruals and 90 days past due loans.
Note: Loan information excludes covered loans.

Nonperforming Assets


$19,329
$14,424
$17,263
$20,719
$14,683
$26,883
$11,315
$38,394
$9,422
$32,356
$145
$29,515
$676
$29,200
$560
$18,613
$2,560
$15,062
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/2013
3/31/2014
Total Nonperforming Loans
Other Real Estate

Nonperforming Loans defined as Non-Accrual loans + Renegotiated Loans + Loans 90+ Days Past Due.
Dollars in thousands.
Note: Loan & OREO information excludes covered assets.

Loan Loss Reserve to NPL+PPL



31.99%
33.24%
38.37%
35.02%
34.95%
32.57%
32.18%
31.38%
33.18%
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14

PPL is defined as potential problem loans
Nonperforming Loans defined as Non-Accrual loans + Renegotiated Loans + Loans 90+ Days Past Due
Note: Loan information excludes covered loans.

Loan Loss Reserve to Total Portfolio Loans


2.87%
2.92%
3.05%
3.52%
3.29%
3.12%
3.12%
2.93%
2.69%
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14

Note: Loan information excludes covered loans.

Core Deposit Franchise

$1.6 billion Total Deposits (3/31/14)

Deposits by Type



Non-interest Bearing Demand $472 29%
Interest Bearing Demand $133 8%
Other Time Deposits $277 17%
Moneymarket Accounts $441 28%
Time Deposits $100,000 or More $236 15%
Savings Accounts $48 3%

Cost of Deposits



0.79%
0.73%
0.67%
0.62%
0.53%
0.47%
0.45%
0.40%
0.36%
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14

Dollars in millions, unless otherwise noted.

Cost of Funds Continue to Decline


($000s)
$25,000
$20,000
$15,000
$10,000
$5,000
$-
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
3.62%
3.82%
3.71%
3.59%
3.41%
3.16%
3.07%
3.11%
3.42%
3.33%
0.82%
0.79%
0.73%
0.67%
0.62%
0.53%
0.47%
0.45%
0.40%
0.36%
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Net Interest
Cost of Deposits
Net Interest Margin

Noninterest Income



$3,514
$3,601
$3,950
$4,871
$3,537
$3,491
$3,547
$3,068
$3,025
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
Service Charges and Fees
Gain on Sales of Loans
Gain on Investment Securities
Other

Dollars in thousands.

Noninterest Expense



$20,000
$15,000
$10,000
$5,000
$0
-$5,000
$14,309
$16,769
$14,591
$17,653
$14,388
$12,839
$13,019
$15,065
$14,107
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/3/14
Total Noninterest Expense
Salaries and Employee Benefits
Occupancy
FDIC and Other Insurance
Other Real Estate, net
General and Administrative

Dollars in thousands.

Quarterly Net Income


$972
$2,389
$4,414
$3,880
$6,832
$3,691
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14

Dollars in thousands.

Quarterly Pre-Tax/Pre-Provision Earnings



$4,503
$4,755
$5,786
$5,801
$4,640
$4,919
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14

Dollars in thousands.

Strong Regulatory Capital Position

Tier 1 Leverage Ratio


25%
20%
15%
10%
5%
0%
14.5%
15.0%
15.6%
16.1%
14.8%
14.9%
15.1%
*
2011
2012
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14

Tier 1 Risk-Based Capital Ratio


25%
20%
15%
10%
5%
0%
19.5%
20.3%
22.3%
22.5%
20.2%
20.3%
20.0%
*
2011
2012
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14

Tier 1 Common Ratio


25%
20%
15%
10%
5%
0%
11.7%
15.2%
16.8%
17.0%
17.2%
17.2%
17.0%
*
2011
2012
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14

Total Risk-Based Capital Ratio


25%
20%
15%
10%
5%
0%
20.8%
21.6%
23.5%
23.8%
21.5%
21.6%
21.3%
*
2011
2012
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14

*Well-capitalized minimum.

2014 Priorities

- Continue to improve credit quality and balance sheet strength
- Maintain high credit standards while focusing on accelerated loan growth
- Expand the Energy and C&I business in our markets
- Identify and acquire talented bankers that will enhance our presence and profitability in select business segments and markets
- Improve internal operating efficiency while providing superior customer service
- Strengthen and invest in business lines that produce non-interest income and scale them across our geographic footprint
- Pursue strategic acquisitions in our existing footprint
- Drive a culture that produces consistent, conservative, and sustainable earnings

- Bank Strong
- Bank Safe
- Bank Successfully

bankSNB

APPENDIX

The subsequent tables present non-GAAP reconciliations of the following calculations:

- Tangible Common Equity (TCE) to Tangible Assets (TA) ratio
- Tangible Book Value per Share
- Pre-tax, Pre-provision Income

TCA to TA and Tangible Book Value Per Share

	2011 FY 12/31/11	2012 FY 12/31/12	2013 FY 12/31/13	2013 FQ1 3/31/13	2013 FQ2 6/30/13	2013 FQ3 9/30/13	2013 FQ4 12/31/13	2014 FQ1 3/31/14
Total Equity	$ 301,589	$ 246,056	$ 259,187	$ 250,509	$ 249,420	$ 252,802	$ 259,187	$ 264,586
Less Preferred Stock	68,455	-	-	-	-	-	-	-
Less Goodwill	1,214	1,214	1,214	1,214	1,214	1,214	1,214	1,214
TCE	$ 231,920	$ 244,842	$ 257,973	$ 249,295	$ 248,206	$ 251,588	$ 257,973	$ 263,372
Total Assets	$ 2,377,276	$ 2,122,255	$ 1,981,423	$ 2,091,694	$ 2,031,962	$ 1,972,367	$ 1,981,423	$ 2,012,053
Less Goodwill	1,214	1,214	1,214	1,214	1,214	1,214	1,214	1,214
TA	$ 2,376,062	$ 2,121,041	$ 1,980,209	$ 2,090,480	$ 2,030,748	$ 1,971,153	$ 1,980,209	$ 2,010,839
Common Equity to Assets	9.81%	11.59%	13.08%	11.98%	12.27%	12.82%	13.08%	13.15%
TCE to TA	**9.76%**	**11.54%**	**13.03%**	**11.93%**	**12.22%**	**12.76%**	**13.03%**	**13.10%**
Shares outstanding	19,444,213	19,529,721	19,732,926	19,692,038	19,692,606	19,703,313	19,732,926	19,786,206
Book Value per Common Share	$11.99	$12.60	$13.13	$12.72	$12.67	$12.83	$13.13	$13.37
Tangible BV per Share	**$11.93**	**$12.54**	**$13.07**	**$12.66**	**$12.60**	**$12.77**	**$13.07**	**$13.31**

Pre-tax, Pre-provision Income

	12/31/2012	3/31/2013	6/30/2013	9/30/2013	12/31/2013	3/31/2014
Net Income	$ 972	$ 2,389	$ 4,414	$ 3,800	$ 6,832	$ 3,691
Taxes on income	446	1,868	2,248	2,330	4,310	2,214
Provision for loan losses	3,085	498	(876)	(329)	(6,502)	(986)
Pre-tax, Pre-provision Income	**$ 4,503**	**$ 4,755**	**$ 5,786**	**$ 5,801**	**$ 4,640**	**$ 4,919**

Dollars in thousands, except per share amounts.

Southwest Bancorp, Inc.

INVESTOR PRESENTATION

May 2014